                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report: January 19, 2000

(Date of earliest event reported)

Commission File No. 333-80941


                   Bank of America Mortgage Securities, Inc.
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              Delaware                                 94-324470
-----------------------------------   ------------------------------------------
      (State of Incorporation)            (I.R.S. Employer Identification No.)

            201 North Tryon Street, Charlotte, North Carolina 28255
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Address of principal executive offices                              (Zip Code)

                                (704) 388-4503
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              Registrant's Telephone Number, including area code

345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA  94104
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             (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   Other Events
          ------------

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letter.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------
   (99)               Collateral Term Sheets
                      prepared by Banc of
                      America Securities LLC in
                      connection with Bank of America
                      Mortgage Securities, Inc., Mortgage
                      Pass-Through Certificates,
                      Series 2000-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BANK OF AMERICA MORTGAGE
                             SECURITIES, INC.


January 19, 2000

                             By:    /s/ Sharon Joseph
                                  --------------------------------------------
                                  Sharon Joseph
                                  Vice President--Mortgage Finance

                               INDEX TO EXHIBITS
                               -----------------

                                                                Paper (P) or
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 --------------

   (99)             Collateral Term Sheets                         E
                    prepared by Banc of
                    America Securities
                    LLC in connection
                    with Bank of America
                    Mortgage Securities, Inc., Mortgage
                    Pass-Through Certificates, Series 2000-1

Exhibit No. 99


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